Exhibit 99.1

Newpark Resources August 2009

2 2 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the instability and effect of the credit and capital markets on the economy in general and the oil and gas industry in particular, the access to the credit markets by both Newpark and Newpark's customers; the outlook for drilling activity in North America and the rest of the world; the investigation of the certain accounting matters by the Securities and Exchange Commission; changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which Newpark does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; our ability to comply with our debt covenants; and seasonality of sales of Newpark products. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

3 3 3 Operational Highlights Quickly responded to weak North American market conditions Committed to managing costs and optimizing cash flow to offset impact of lower North American drilling activity Positioned for further growth in international businesses Mediterranean revenues remain stable Meaningful Brazil revenue yet to materialize Amended credit facility; modified financial covenants for next four quarters 966 1,971

4 4 4 Cost Management in a Downturn Began cost cutting initiatives in mid-Q4 2008 To date, we estimate annualized cost savings of approximately $80 million from actions taken so far Consolidate NESI & NMIS, leverage purchasing and logistics, improve efficiencies, reduced salaries and wages, lower discretionary spending Significant headcount reductions, which includes consultants Salary and wage reduction Reduced overtime and extra pay Suspended 401(k) match Reduced discretionary spending Capital expenditure reductions 454 net reduction Expect to drive additional costs down further in 2H 2009

2Q 2009 Summary Total revenues of $110 million in 2Q 2009 versus $211 million in 2Q 2008 Net loss of $8.8 million, or 10¢ per share, including $3.1 million after-tax charges for severance, non-renewal of barge leases and asset write-downs Cost cutting having positive impact; sequentially $3 million improvement in operating income on $17 million revenue decline Fluid Systems & Engineering North American markets continue to be weak, but appear to be stabilizing Horizontal shale plays are more favorable areas being targeted International presence expanding Mediterranean revenues up 18% sequentially New wells in Black Sea area of Romania and deepwater opportunities in Brazil 5

6 Market Outlook: Balance of 2009 The North American market continues to be difficult but appears to be stabilizing Don't see meaningful recovery in North America as excess natural gas supply and reduced demand keep downward pressure on the price of natural gas Low levels of rig activity in North America resulting in margin compression as competitors are aggressively bidding on new and existing work Expect to see capacity reduction in the market place We expect to see continued opportunities to grow our international business in the Mediterranean, Europe and Brazil

7 7 7 Company Overview Specialized provider of: Fluids Systems and Engineering Well Site Construction Services Environmental Services Customers: Oil and Gas Industry Key geographic markets: North America North Africa Eastern Europe South America First Half 2009 Revenue $237 million

8 Drilling Fluids - Market Share Our worldwide market share has grown to 8% from 6% just four years ago Source: Spears & Associates

9 Serves major North America basins; recently expanded to Appalachian - Marcellus shale Growing presence in the Haynesville and Eagle Ford Shale Approximately 16% share of U.S. markets served in 20091 1 Source: Company estimate Fluids Systems and Engineering Scope of Operations - North America

10 10 10 Targeted growth markets Core: Italy, Algeria, Libya & Tunisia Brazil: Petrobras & IOC's New Market Opportunities: Turkey, Egypt, Romania and the Middle East Recent "landmark" events Two successful wells in Black Sea Offshore work in Libya with IOC's & NOC FY08 Revenue Mix: 80% North America, 20% international First half 2009 international revenue at 26% Fluids Systems and Engineering Expanding Internationally

Penetrating Brazilian Offshore Market Brazilian fluids plant operational in September 2008 Capacity expansion completed in Q2 2009 to support IOCs 2nd largest in country fluids capacity Contributed to XOM's first successful pre-salt well in the Santos basin Contracts with Petrobras, XOM, Maersk and Alvarado Disappointing Q2 revenues but expect opportunities for growth to continue 11 11

12 Environmental Services Processes and disposes of E&P waste Non-hazardous oilfield Naturally occurring radioactive waste Industrial waste Leading market position in U.S. Gulf Coast Use low pressure injection techniques Waste disposed into unique geological structures underground Has remained profitable during the downturn

Well Site Construction Services Well Site Services Market areas some of hardest hit during this downturn Closed North Louisiana site construction business South Louisiana rig count at historic lows Aggressively moved to reduce people and costs 43% headcount reduction over past 12 months Composite Mat Sales & Rentals Expand beyond E&P Sector Redeployed mats to U.K. for use in utility industry 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K. 4,000 mats available for rent in U.K.

14 Capital Structure Continued debt reduction from balance sheet liquidation; $43m debt YTD 2009 Executed waiver and amendment to existing revolving credit facility No significant near- term debt maturities: $10 million per year next four years 14

Leverage and Fixed Charge Ratios were not in compliance as of June 2009 Modified Consolidated Leverage Ratio as follows (maximum): Modified Consolidated Fixed Charge Ratio as follows (minimum): Financial covenant calculations will use annualized results rather than trailing four quarters until June 30, 2010 The revolver commitment was reduced from $175 million to $150 million. The term loan will remain at $40 million (amortization of $10 million per year will continue) Credit Agreement Changes

Amended the pricing grid (in basis points) as illustrated below: Credit Agreement Changes

17 17 17 Summary Right sized the business in North America to reflect current market conditions In North America, 2009 to be tough year with no meaningful recovery expected Opportunities to grow, even during downturn, by attracting new customers and entering new markets International market position is relatively stable Growing presence in deepwater projects Further growth opportunities in Brazil, Europe and Middle East Amended credit facility in place

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19 19 19 19 Financials

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21 21 21 21 Financials

22 22 22 22 Financials

23 23 23 Experienced Leadership Paul Howes, President & CEO Jim Braun, VP & CFO Mark Airola, GC & Admin Officer Bill Moss, VP Corporate Strategy & Development Bruce Smith, President Fluids Systems and Engineering Tom Eisenman, President Excalibar Minerals LLC Sammy Cooper, President Mats & integrated Services & Environmental Services

24 24 24 24 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. James E. Braun, VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated. Mark J. Airola, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation. Management Biographies

25 25 25 25 Bruce C. Smith, President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. William D. Moss, VP Corporate Strategy & Development: Bill joined Newpark in June 2008 as President, Mats and Integrated Services. In June 2009, he became VP Corporate Strategy & Development. Before joining Newpark, Mr. Moss held management positions at BJ Services Company, most recently, since 1997, as Division President of BJ Chemical Services, a provider of production and industrial chemicals, remedial pumping and capillary services to US and international customers. He previously served as Director, Logistics, of BJ Services with responsibility for worldwide logistics organization. From 1988 to 1995 Moss was Vice-President, International Operations of Western Petroleum Services International and prior to that, he spent 10 years in numerous leadership positions at Western Company of North America. Thomas E. Eisenman, President Excalibar Minerals LLC: Tom joined Newpark in August 1997 as President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990. Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru 1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986. Samuel L. Cooper, President Mats & Integrated Services and Environmental Services: Sammy joined Newpark in August 2005 as Vice President-Sales and in November 2005 became President of its subsidiary, Newpark Environmental Management Company, LLC. In June 2009, he also become the President of Mats & Integrated Services. Prior to joining Newpark, from February 2002 to July 2005, he was at USFilter, a Siemens business that recovers, recycles and reuses lubricants and fluids, where he served as Southeast Regional Business Unit Manager then as Director of Operations of the Hydrocarbon Recovery group. From August 1998 through October 2001, he served as Senior Vice President and then as Regional Vice President of U.S. Liquids Inc., a provider of liquid waste management services. Management Biographies